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EXHIBIT 10.4



                      AMENDMENT TO SECURED PROMISSORY NOTE


         THIS AMENDMENT TO SECURED PROMISSORY NOTE ("Amendment") is entered into and effective as of June 27, 2001 by and between Telenetics Corporation, a California corporation ("Borrower"), and Shala Shashani d.b.a. SMC Group ("Lender").

                                 R E C I T A L S

         A. Borrower is indebted to Lender under a Secured Promissory Note dated December 30, 1997 in the principal amount of $250,000 ("Note").

         B. Borrower and Lender previously had informally agreed to extend the maturity date of the Note and to increase the interest rate of the Note from 7% per annum to 10% per annum.

         C. Borrower and Lender agreed by letter agreement dated June 27, 2001 that the Note would be further modified on the terms set forth in this Amendment.

                                A G R E E M E N T

         In consideration of the foregoing recitals and the agreements contained in this Amendment, the parties agree as follows:

         1. The interest rate of the Note shall be increased by 2% per annum to 12% per annum for interest accruing from July 1, 2001.

         2. Section 1(d) of the Note is amended to provide that principal and any unpaid accrued interest shall be paid in full by January 2, 2003 ("Maturity Date").

         3. Section 5 is added to the Note to provide as follows:

                  "5. ASSIGNABILITY. This Note is assignable by the holder (as security or otherwise), provided that the holder shall provide Borrower with ten days' prior written notice of its intention to assign this Note, which notice shall identify the proposed assignee and provided further that such assignment is permitted by applicable law."

         4. Section 6 is added to the Note to provide as follows:

                  "6. CONVERSION RIGHTS.

                           a) Any holder of this Note may convert all or any
portion of the outstanding principal amount of this Note and accrued and unpaid interest thereon into a number of shares of the Borrower's common stock, no par value per share ("Common Stock"), computed by dividing such principal amount by $0.70 (the "Conversion Price"); provided, however, that any such conversion may occur only until the earlier of March 31, 2002 or, if the Common Stock trades at or above $1.40 per share for ten consecutive trading days, until the date, if any, that Borrower elects to terminate the holder's right to convert this Note.



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                           b) No fractional shares of Common Stock shall be
issued upon conversion of this Note. In lieu of Borrower issuing any fractional shares to the holder of this Note upon the conversion of this Note, Borrower shall pay to such holder the amount of outstanding principal and accrued but unpaid interest that is not so converted; provided, however, that no such amounts shall be required to be paid by Borrower prior to the Maturity Date.

                           c) The Conversion Price for conversion of this Note
pursuant to Section 6 shall be subject to adjustment from time to time as follows:

                                    (1) If Borrower should, at any time or from
time to time while this Note is convertible, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

                                    (2) If the number of shares of Common Stock
outstanding at any time after the date first set forth above is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuab1e on conversion of this Note shall be decreased in proportion to such decrease in outstanding shares."

         5. Section 7 is hereby added to the Note to provide as follows:

                  "7. WARRANT. Concurrent with the execution of this Amendment, Borrower shall issue to Lender a three-year warrant to purchase up to 50,000 shares of Common Stock at an initial exercise price of $1.00 per share, which exercise price and number of shares shall be subject to adjustment under certain circumstances and which warrant shall carry piggyback registration rights."

         6. Section 8 is hereby added to the Note to provide as follows:

                  "8. PIGGYBACK REGISTRATION RIGHTS. The holder shall, with respect to the shares of Common Stock issuable upon conversion of this Note ("Registrable Securities"), have piggyback registration rights. If Borrower shall determine to file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), Borrower shall send to the holder written notice of such

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determination and, if within fifteen (15) days after the effective date of such notice, the holder shall so request in writing, then Borrower shall include in such registration statement all or any part of the Registrable Securities the holder requests to be registered, except that if, in connection with any underwritten public offering for the account of Borrower the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock that may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then Borrower shall be obligated to include in the registration statement only such limited portion of the Registrable Securities with respect to which the holder has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the registration statement other than holders of securities entitled to inclusion of their securities in the registration statement by reason of demand registration rights. If an offering in connection with which the holder elects to participate in registration under this Section 8 is an underwritten offering, then the Holder shall, unless otherwise agreed by Borrower, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Warrant, on the same terms and conditions as other shares of Common Stock included in such underwritten offering."

         7. Except as modified above, the provisions of the Note shall remain in full force and effect.

                                          "BORROWER"

                                          TELENETICS CORPORATION
                                          a California corporation


                                          By: /s/ David L. Stone
                                              ----------------------------------
                                                   David L. Stone,
                                                   Chief Financial Officer

                                          "LENDER"


                                          /s/ Shala Shashani
                                          --------------------------------------
                                          SHALA SHASHANI D.B.A. SMC GROUP